                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): JULY 11, 2001 (JUNE 28, 2001)
                                                  -----------------------------



                           COVER-ALL TECHNOLOGIES INC.
        -----------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


           DELAWARE                   0-13124               13-2698053
           --------                   --------              ----------
 (STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)       IDENTIFICATION NO.)


                18-01 POLLITT DRIVE, FAIR LAWN, NEW JERSEY 07410
  ---------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code        (201) 794-4800
                                                   ---------------------------


                                       N/A
           ----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         In a press release dated July 2, 2001, Cover-All Technologies Inc., a Delaware corporation (the "Company"), announced that it has raised $1,800,000 of permanent financing through the sale of its 8.00% convertible debentures pursuant to a Convertible Loan Agreement, dated June 28, 2001, by and among the Company, and Renaissance US Growth & Income Trust PLC, and BFSUS Special Opportunities Trust PLC, as lenders, and Renaissance Capital Group, Inc., as agent, for an aggregate amount of $1,400,000 and a Convertible Loan Agreement, dated June 28, 2001, by and among the Company, and John Roblin, Arnold Schumsky and Stuart Sternberg, as lenders, and Stuart Sternberg, as agent, for an aggregate amount of $400,000. The debentures are convertible into shares of common stock initially at $0.50 per share subject to adjustment according to the terms of the respective loan agreement. Upon receipt of the funds, the Company settled its obligations with Finova Mezzanine Capital Inc. by using $1,650,000 of the proceeds to fully settle its $3,000,000 principal amount 12.5% convertible debentures due in 2002.

         The Company also announced that Mr. Russell Cleveland, President of Renaissance Capital Group, Inc., has been named to the board of directors of the Company.

         A copy of the release is attached.


ITEM 7.  EXHIBITS.

         (c)               EXHIBITS.
                           --------

         10(q)(1) Convertible Loan Agreement, dated June 28, 2001, by and among the Company, Renaissance US Growth & Income Trust PLC, a public limited company registered in England and Wales, BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales, as lenders, and Renaissance Capital Group, Inc., a Texas corporation, as agent.

         10(q)(2) Convertible Debenture No. 1, dated June 28, 2001, issued to Renaissance US Growth & Income.

         10(q)(3) Convertible Debenture No. 2, dated June 28, 2001, issued to BFSUS Special Opportunities Trust PLC.

         10(q)(4) Pledge Agreement, dated as of June 28, 2001, between the Company, Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC.

         10(q)(5) Security Agreement, dated as of June 28, 2001, among the Company, Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC.

         10(q)(6) Subsidiary Guaranty, dated as of June 28, 2001, by Cover-All Systems, Inc. in favor of Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC.

         10(q)(7) Subsidiary Security Agreement, dated as of June 28, 2001, among Cover-All Systems, Inc. in favor of Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC.

         10(r)(1) Convertible Loan Agreement, dated June 28, 2001, by and among the Company, John Roblin, Arnold Schumsky and Stuart Sternberg, and Stuart Sternberg, as agent.

         10(r)(2) Convertible Debenture No. 3, dated June 28, 2001, issued to John Roblin.

         10(r)(3) Convertible Debenture No. 4, dated June 28, 2001, issued to Arnold Schumsky.

         10(r)(4) Convertible Debenture No. 5, dated June 28, 2001, issued to Stuart Sternberg.

         10(r)(5) Security Agreement, dated as of June 28, 2001, among the Company, John Roblin, Arnold Schumsky and Stuart Sternberg.

         10(r)(6) Subsidiary Guaranty, dated as of June 28, 2001, by Cover-All Systems, Inc. in favor of John Roblin, Arnold Schumsky and Stuart Sternberg.

         10(r)(7) Subsidiary Security Agreement, dated as of June 28, 2001, among Cover-All Systems, Inc. in favor of John Roblin, Arnold Schumsky and Stuart Sternberg.

         10(s)(1) Lock-Up Agreement, dated June 28, 2001, by and among Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC, as lenders, and Renaissance Capital Group, Inc., as agent, and John Roblin.

         10(s)(2) Lock-Up Agreement, dated June 28, 2001 by and among Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC, as lenders, and Renaissance Capital Group, Inc., as agent, and Maryanne Z. Gallagher.

         10(s)(3) Lock-Up Agreement, dated June 28, 2001, by and among Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC, as lenders, and Renaissance Capital Group, Inc., as agent, and Frank Orzell.

         10(s)(4) Lock-Up Agreement, dated June 28, 2001 by and among Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC, as lenders, and Renaissance Capital Group, Inc., as agent, and Ann Massey.

         10(t) Settlement Agreement, dated June 29, 2001, by and between the Company and FINOVA Mezzanine Capital Inc.

         99.1              Press Release, dated July 2, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COVER-ALL TECHNOLOGIES INC.


Date:   JULY 11, 2001            By: /s/  John Roblin
      -----------------              ------------------------------------
                                     John Roblin, President and Chief Executive
                                        Officer